Q3 2025 EARNINGS PRESENTATION Jan Jenisch, Chairman and CEO Ian Johnston, CFO October 29, 2025

2 SAFE HARBOR STATEMENT FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES Certain statements in this presentation may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act, such as statements regarding expected cost savings, future financial targets, business strategies, management’s views with respect to future events and financial performance, and the assumptions underlying such expected cost savings, targets, strategies, and statements. Forward-looking statements include those preceded by, followed by or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends” or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the effect of political, economic and market conditions and geopolitical events; the logistical and other challenges inherent in our operations; the actions and initiatives of current and potential competitors; the level and volatility of, interest rates and other market indices; the ability of Amrize to maintain satisfactory credit ratings; the outcome of pending litigation; the impact of current, pending and future legislation and regulation; factors related to the failure of Amrize to achieve some or all of the expected strategic benefits or opportunities expected from the separation; that Amrize may incur material costs and expenses as a result of the separation; that Amrize has no history operating as an independent, publicly traded company; Amrize's obligation to indemnify Holcim pursuant to the agreements entered into connection with the separation and the risk Holcim may not fulfill any obligations to indemnify Amrize under such agreements; that under applicable tax law, Amrize may be liable for certain tax liabilities of Holcim following the separation if Holcim were to fail to pay such taxes; the fact that Amrize may receive worse commercial terms from third-parties for services it presently receives from Holcim; the fact that certain of Amrize's executive officers and directors may have actual or potential conflicts of interest because of their previous positions at Holcim; potential difficulties in maintaining relationships with key personnel; and that Amrize can not rely on the earnings, assets or cash flow of Holcim; Holcim will not provide funds to finance Amrize's working capital or other cash requirements and other factors which can be found in Amrize’s media releases and Amrize’s filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. We do not undertake or assume any obligation to update or revise any forward- looking statement, whether as a result of new information, future events, or otherwise. Amrize reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We have supplemented the reporting of our financial information determined in accordance with GAAP with certain non-GAAP (or adjusted) financial measures, including Adjusted EBITDA, Adjusted EBITDA Margin, Segment Adjusted EBITDA, Segment Adjusted EBITDA Margin, Total Segment Adjusted EBITDA, Net Debt, Net Leverage Ratio and Free Cash Flow. Reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measures are included below under “Appendix.” We believe these adjusted financial measures facilitate analysis and comparisons of our ongoing business operations because they exclude items that may not be indicative of, or are unrelated to, the company’s and our business segments’ core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. These adjustments are consistent with how management views our businesses. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating Amrize’s and each business segment’s ongoing performance. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. This presentation should be reviewed in conjunction with our third quarter fiscal 2025 earnings release and webcast of the earnings presentation conference call, which are available on Amrize’s website at investors.amrize.com.

3 The Spheres, Seattle, WA Amrize inside Q3 2025 HIGHLIGHTS Jan Jenisch, Chairman and CEO

4 Q3 2025 HIGHLIGHTS STRONG REVENUE GROWTH AND FREE CASH FLOW GENERATION Revenue up 6.6%, driven by continued infrastructure demand and an improving commercial market Building Materials revenue grew 8.7% with strong customer demand and aggregates pricing A temporary equipment outage in our cement network resulted in higher costs and lower margins in Building Materials Building Envelope Adjusted EBITDA increased 9.0% with margin expansion of 190bps Strong Free Cash Flow1 of $674M, up $221M from Q3 2024 Raising 2025 Revenue guidance; confirming Adjusted EBITDA and Net Leverage Ratio 1 See appendix for non-GAAP reconciliation. Gordie Howe Bridge, Detroit, MI & Windsor, ON Amrize inside

5 AMRIZE CONSOLIDATED Q3 2025 RESULTS STRONG REVENUES DRIVEN BY VOLUME GROWTH AND AGGREGATES PRICING $3,446M $3,675M Q3 2024 Q3 2025 $1,103M $1,067M Q3 2024 Q3 2025 Adjusted EBITDA1 1 See appendix for non-GAAP reconciliation. • Revenues up 6.6%, driven by continued infrastructure demand and an improved commercial market • Strong volume growth in Building Materials and commercial roofing • Positive pricing in aggregates and shingles • Adjusted EBITDA driven by operational efficiencies and lower raw material costs in Building Envelope • Temporary equipment outage in our cement network resulting in $50M of higher manufacturing and distribution costs • Q3 2024 Adjusted EBITDA benefited from higher asset sales of $39M Revenues +6.6% -3.3%

MARKET TRENDS
CONTINUED INFRASTRUCTURE DEMAND AND AN IMPROVING COMMERCIAL MARKET

Commercial
49% Revenues[1]



Q3 2025
- Data centers and energy projects driving growth
- Improving commercial demand
- Dodge construction starts up 6.8%[2]

Outlook
- Lower interest rates to support new construction
- Solid repair and refurbishment demand to continue

Infrastructure
28% Revenues[1]



Q3 2025
- Continued demand from state and federal funding
- Only ~50% of IIJA funding has been allocated to date

Outlook
- Federal, state and local-level projects expected to continue
- Aging North American infrastructure to require continued modernization, repair & refurbishment

Residential
23% Revenues[1]



Q3 2025
- New construction remains soft
- Lower repair & refurbishment demand due to milder storm season
- Dodge construction starts down 1.4%[2]

Outlook
- Lower interest rates to support new construction and existing home sales
- U.S. housing shortage expected to drive long-term growth

[1] % of 2024 total revenues.
[2] Dodge construction starts based on trailing twelve month data as of Sept 30, 2025

6
AMRIZE

7 660K tons of additional cement production coming on line in Q4 2025 Ste. Genevieve Cement Plant Missouri Increasing production and operational efficiency at North America’s largest and market leading cement plant Malarkey Shingles Plant Indiana Over 50% increase in shingle production in H2 2026 New plant expands our market share in the attractive Midwest and Eastern markets St. Constant Cement Plant Quebec 300K tons of additional cement production Increasing production and operational efficiency; strengthening our market position in Canada BUILDING FOR THE FUTURE ON TRACK WITH KEY ORGANIC GROWTH PROJECTS

8 Aggregates Great Lakes Region 23M tons of additional reserves Investing $15M in two quarries to expand production and to meet customer demand BUILDING FOR THE FUTURE SELECTED ORGANIC GROWTH PROJECTS IN Q3 Midlothian Cement Plant Dallas-Forth Worth Investing $50M to expand production, modernize plant logistics and increase operational efficiency to better serve customers 100K tons of additional cement production Exshaw Cement Plant Western Canada Investing $30M to expand production and increase operational efficiency to better serve customers 50K tons of additional cement production

PARTNER OF CHOICE FOR PROFESSIONAL BUILDERS
SELECTED PROJECT HIGHLIGHTS FROM Q3


New Data Center Campus, Louisiana
Project win in Q3 2025
~100K tons of cement
DATA CENTERS


ADVANCED MANUFACTURING
New Battery Plant, Ontario
Phase 1 began in late Q3 2025
~40K cy of ready-mix concrete & 50K tons of aggregates


Angleton Independent School District, Texas
Completed in Q3 2025
~220K sq ft of Elevate roofing system
PUBLIC INSTITUITIONS


ENERGY INFRASTRUCTURE
LNG Plant, Louisiana
Phase 2 underway
~75K tons of cement & 1.2M tons of aggregates

9

AMRIZE

10 Winthrop Center, Boston, MA Amrize inside Q3 2025 FINANCIAL HIGHLIGHTS Ian Johnston, CFO

11 BUILDING MATERIALS Q3 2025 RESULTS STRONG REVENUE GROWTH 1 See appendix for non-GAAP reconciliation. Cement volume and pricing figures exclude trading and FX impacts. Aggregates volume and pricing figures exclude FX impacts. $2,551M $2,774M Q3 2024 Q3 2025 $942M $902M Q3 2024 Q3 2025 Adjusted EBITDA1Revenues • Revenues up 8.7% driven by strong volumes and aggregates pricing • Cement volumes up 6.0% with 0.6% lower pricing • Aggregates volumes up 3.3% with 10.1% higher pricing • Adjusted EBITDA affected by a temporary equipment outage in our cement network, resulting in $50M of higher manufacturing and distribution costs • Q3 2024 Adjusted EBITDA benefited from higher asset sales of $39M +8.7% -4.2%

12 BUILDING ENVELOPE Q3 2025 RESULTS OPERATIONAL EFFICIENCIES DRIVING ADJUSTED EBITDA GROWTH $895M $901M Q3 2024 Q3 2025 $199M $217M Q3 2024 Q3 2025 1 See appendix for non-GAAP reconciliation. 2 Market share gains based on SPRI industry data Adjusted EBITDA1Revenues • Revenues up 0.7% driven by momentum in commercial roofing, repair & refurbishment demand and system sales • Revenue growth and market share gains in commercial roofing2 • Declining sales in residential roofing due to softer new construction and a milder storm season • Ox Engineered Products acquisition contributed $26M to revenue in the quarter • Operational efficiencies and lower raw material costs resulted in 190bps of Adjusted EBITDA margin expansion +0.7% +9.0%

13 -$9M $212M $28M -$10M 1 2 3 4 5 6 Q3 2025 FREE CASH FLOW BRIDGE STRONG CASH FLOW PERFORMANCE 1 See appendix for non-GAAP reconciliation. Q3 2024 Free Cash Flow1 Net Income Net Working Capital Cash Taxes/Other CapEx Q3 2025 Free Cash Flow1 +$221M $453M $674M

14 INVESTMENT GRADE BALANCE SHEET DECREASED NET DEBT AND STRENGTHENED BALANCE SHEET 1 See appendix for non-GAAP reconciliation 2 Net Leverage Ratio based on trailing twelve month Adjusted EBITDA. $5,597M $4,985M Q2 2025 Q3 2025 Net Debt1 (as of quarter end) 1.8x 1.7x Q2 2025 Q3 2025 Net Leverage Ratio1,2 (as of quarter end)

15 ASPIRE PROGRAM ON TRACK DRIVING VALUE THROUGH SCALE AND FOCUS Progress to Date: ✓ Onboarded 300+ new logistics and service providers to optimize third-party spend ✓ 100+ projects underway across raw materials, services, logistics and equipment ✓ Expect to begin realizing savings in Q4 2025 ✓ On track to achieve 50bps of margin expansion in 2026 and $250M in synergies through 2028 Accelerating Synergies and Partnerships for Impact and REsults

16 2025 GUIDANCE RAISING REVENUE; CONFIRMING ADJUSTED EBITDA AND NET LEVERAGE RATIO Revenues $11.7B - $12.0B (prior: $11.4B - $11.8B) Adjusted EBITDA $2.9B - $3.1B Net Leverage Ratio Under 1.5x ~$700M CapEx ~$850M D&A 22% – 24% Effective Tax Rate Underlying Assumptions The Company provides forward-looking guidance regarding Adjusted EBITDA and Net Leverage Ratio. The Company cannot, without unreasonable effort, forecast certain items required to develop meaningful comparable GAAP financial measures. These items include acquisition and integration costs, supply chain optimization, restructuring, foreign exchange rate changes, as well as other non-cash and unusual items that are difficult to predict in advance to include in a GAAP estimate. For the same reasons, the Company is unable to address the probable significance of the items.

17 One World Trade Center, New York, NY Amrize inside APPENDIX

18 RECONCILIATION OF ADJUSTED EBITDA AND ADJUSTED EBITDA MARGIN (1) Acquisition and integration costs primarily include certain warranty charges related to a pre-acquisition manufacturing issue. (2) Spin-off and separation-related costs notably include rebranding costs. (3) Other non-operating expense (income), net primarily consists of costs related to pension and other postretirement benefit plans and gains on proceeds from property and casualty insurance.

19 RECONCILIATION OF NET DEBT AND NET LEVERAGE RATIO (1) Acquisition and integration costs primarily include certain warranty charges related to a pre-acquisition manufacturing issue. (2) Spin-off and separation-related costs notably include rebranding costs. (3) Other non-operating expense (income), net primarily consists of costs related to pension and other postretirement benefit plans and gains on proceeds from property and casualty insurance.

20 RECONCILIATION OF FREE CASH FLOW (1) Capital expenditures, net includes purchases of property, plant and equipment, proceeds from property and casualty insurance income, proceeds from land expropriation and proceeds from disposals of long-lived assets.

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